Exhibit 99.1

Presto, a Leading Provider of Restaurant Labor Productivity Technologies, to be Publicly Listed Through a Merger with Ventoux CCM Acquisition Corp (NASDAQ: VTAQ)

Presto offers next-generation touch, vision, and voice technologies to the highly analog restaurant industry.

Presto is poised to capture a significant share of the $205 billion restaurant labor productivity market.

COVID-19 and subsequent labor challenges have created an industry reset, driving restaurants to embrace technology enablement.

Presto has built a leading restaurant technology platform that modernizes restaurant dining rooms and drive-thrus to maximize customer profitability and enhance the guest experience.

With over 250,000 systems shipped and a customer base that includes many of the top 20 restaurant chains, Presto is one of the largest restaurant technology providers in the U.S.

Proceeds from the transaction will be used to accelerate technology development, market expansion, and investment in adjacent hospitality markets.

The transaction values the combined company at an estimated pro forma equity value of approximately $1 billion.

The transaction includes a fully committed PIPE totaling approximately $70 million. In addition to institutional investors, the PIPE includes additional incremental capital from REMUS Capital investors, Presto Founder & CEO Rajat Suri, Sam Altman and Max Altman’s Apollo project, other existing investors, and certain other strategic groups including franchisees of Yum! Brands, Applebee’s, McDonald’s, and Outback Steakhouse.

Presto is also announcing that it expects to add a number of industry veterans to its Board of Directors, including Kim Lopdrup, former CEO of Red Lobster, Ed Scheetz, CEO and Chairman of Ventoux, and Blythe McGarvie, Board Member of Apple Hospitality REIT, Sonoco, LKQ and Wawa.

REDWOOD CITY, Calif. (November 10, 2021) – Presto, a leading provider of restaurant labor productivity technologies, and Ventoux CCM Acquisition Corp. (“Ventoux”) (NASDAQ: VTAQ), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement that will result in Presto becoming a publicly listed company. The transaction values the combined company (the “Company”) at an estimated pro forma equity value of approximately $1 billion. Upon closing, the Company will be renamed Presto Technologies, Inc. and expects to list its common stock on Nasdaq.

As restaurants reopen and guests are anxious to return, an acute labor shortage is preventing the industry from bouncing back. According to data from the Bureau of Labor Statistics, eating and drinking place employment remains 1.5 million below pre-pandemic levels. Operators are desperately trying to hire, but 72% of them rate recruitment and retention as their top challenge. The problem is likely to worsen, as 53% of existing restaurant workers are actively considering leaving their job. In this environment, it is critical for restaurants to adopt solutions that significantly improve labor productivity so that they can do more with less.

Presto is a market leader in restaurant labor productivity, overlaying next-generation digital solutions onto the physical world. Its enterprise-grade touch, vision, and voice technologies help hospitality businesses thrive while delighting guests. Presto’s solutions are designed to enable restaurants to do more with less by increasing their guest-to-staff ratios, improving speed and quality of service, identifying bottlenecks, and offering guests a superior experience. These solutions include:

●	Voice: Guests and staff can place orders in a natural conversational style via automated speech recognition with over 94% accuracy even in noisy environments.

●	Vision: Using just a few cameras, restaurants can measure throughput and order accuracy, identify issues, and implement real-time solutions.

●	Touch: Custom designed for both drive-thru and dine-in applications, the same tablet can be deployed as a pay-at-table, staff handheld, kiosk, or drive-thru line buster—offering wide front-of-house flexibility.

Leveraging innovation to empower the hospitality industry is fundamental to Presto’s DNA. In 2008, Presto’s Founder & CEO Rajat Suri dropped out of his doctoral program at M.I.T. to found Presto. Its first product was a pay-at-table device that quickly became popular with both guests and restaurant operators. More than a decade later, Presto continues to bring innovative and secure next-generation technologies to the restaurant and hospitality industries on a customizable platform. The enterprise-grade platform has made the company one of the largest providers of restaurant technology, with over 250,000 systems shipped.

The launch of several new voice, vision, and touch solutions to optimize drive-thru performance and enable staff to serve more customers more quickly—critical components of a sound strategy for today’s labor-starved restaurant operators—has fueled Presto’s rapid growth over the past few years. Presto’s strategic relationships with important industry leaders such as Fiserv, Oracle, PayPal, and Visa provide valuable access to global markets and have helped the company scale rapidly. With Presto, restaurants across the world not only have access to today’s best technology; they also receive a continuous stream of innovation and a variety of complementary technologies to support their future needs.

Last year, as the pandemic impacted restaurants across the country, Presto made all of its solutions free for independent restaurants. To further its commitment to the community, Presto partnered with the COVID Tech Connect initiative. Volunteers from across the country came together to supply hospitals and senior care facilities with smart devices so that critically ill patients could communicate with loved ones during their last moments. The initiative received significant national media coverage and delivered 20,000 tablets to 2,000 healthcare facilities.

Accelerated adoption of the Presto platform in the recent past underscores the urgent need for staff-enhancing and productivity-increasing solutions across the hospitality industry. As Presto embarks on the next phase of its corporate journey, it continues to be driven by its core values: customer focus, commitment to innovation, and corporate responsibility.

The Company will continue to be led by Founder & CEO Rajat Suri and CFO Ashish Gupta. The expanded Board of Directors is expected to include industry veterans such as Kim Lopdrup, former CEO of Red Lobster, and Blythe McGarvie, Board Member of Apple Hospitality REIT, Sonoco, LKQ and Wawa. The Board of Directors will be chaired by longtime investor Krishna Gupta of REMUS Capital.

Management Comments

Rajat Suri, Founder & CEO of Presto

“Presto is on a mission to transform physical industries with next-gen digital technologies like Touch, Vision and Voice. We are excited to invite public market investors to join us on this journey, and support us in our efforts to solve deep-rooted problems for our customers like the shortage of labor, slow guest experiences and lack of data to enable sophisticated decision-making.”

Ed Scheetz, CEO & Chairman of Ventoux

“With our deep experience in hospitality operations, we see Presto’s advanced technologies addressing and solving the industry’s most pressing needs in today’s challenging labor environment. Presto’s track record of successfully deploying large scale enterprise-wide solutions sets the company apart from competitors and positions it for accelerated growth at a time when restaurants are increasingly adopting new technologies.”

Krishna Gupta, Chairman of the Board & CEO of REMUS Capital

“Over our decade-long relationship with Presto, our confidence in the company, its management, and its top-tier technology has only grown. We believe this deal will accelerate Presto’s growth as the marquee provider of technology solutions that empower the restaurant and hospitality industries during this unique moment in time.”

Key Transaction Terms

Pursuant to the business combination, Ventoux will acquire the Company through a reverse merger. The business combination values the Company at approximately $1.04 billion pro forma equity value, at $10.00 per share. The transaction will be funded by cash from the Ventoux trust account of approximately $172.5 million, assuming no redemptions by Ventoux’s stockholders, and $70 million of gross proceeds from the issuance of equity and convertible financings in the PIPE transaction. Following the transaction and after the payment of transaction expenses, the Company is expected to add over $223.3 million of cash to its balance sheet, assuming no redemptions. Assuming no redemptions of Ventoux’s shares, the current holders of the Company’s securities will hold approximately 77% of the issued and outstanding shares of common stock immediately following the close of the transaction.

The boards of directors of both the Company and Ventoux have unanimously approved the proposed business combination, which is expected to be completed in the first half of 2022, subject to, among other things, the approval by Ventoux’s stockholders, satisfaction of the conditions stated in the definitive agreement, including regulatory approvals, and other customary closing conditions, including a registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Ventoux with the SEC and available at www.sec.gov. Additional information about the proposed transaction will be described in Ventoux’s registration statement relating to the merger, which it will file with the SEC.

Advisors

Jefferies LLC is acting as exclusive financial advisor and exclusive capital markets advisor to Presto, and White & Case LLP is acting as legal advisor to Presto. Chardan and William Blair & Company, L.L.C. are acting as financial advisors to Ventoux. Woolery & Co. PLLC and Dentons US LLP are acting as legal advisors to Ventoux. William Blair & Company, L.L.C., Truist Securities, Inc. and Chardan are acting as placement agents for the PIPE financing and as capital markets advisors, and Mayer Brown, LLP is acting as legal advisor to the placement agents.

Investor Webcast

Management of the Company and Ventoux will discuss the proposed business combination on a conference call. A recording of the call can be accessed at www.presto.com/investor-relations, or directly here. A transcript of the conference call will be filed by Ventoux with SEC and available on the SEC’s website at www.sec.gov. In addition, Ventoux intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of Ventoux, and will file other documents regarding the proposed transaction with the SEC.

About Presto

Presto overlays next-gen digital solutions onto the physical world. Our enterprise-grade touch, vision, and voice technologies help hospitality businesses thrive while delighting guests. With over 250,000 systems shipped, we are one of the largest labor automation technology providers in the industry. Founded at M.I.T. in 2008, Presto is headquartered in Silicon Valley, Calif. with customers including many of the top 20 restaurant chains in the U.S.

About Ventoux CCM Acquisition Corp.

Ventoux is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. VTAQ began trading on the Nasdaq on December 23, 2020 following its initial public offering. Its shares of common stock, units, warrants and rights trade under the ticker symbols VTAQ, VTAQU, VTAQW, and VTAQR respectively. VTAQ is co-sponsored by Ventoux Acquisition Holdings and an affiliate of Chardan Capital International.

Additional Information and Where to Find It

In connection with the proposed business combination involving Ventoux and Presto, Ventoux intends to file a registration statement, which will include a preliminary proxy statement/prospectus, with the SEC. The proxy statement/prospectus will be sent to stockholders of Ventoux. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESTO, VENTOUX, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the proposed business combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Ventoux upon written request at Ventoux CCM Acquisition Corp., 1 East Putnam Avenue, Floor 4, Greenwich, CT 06830.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed business combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Ventoux, Presto, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed business combination under the rules of the SEC. Information about Ventoux’s directors and executive officers and their ownership of Ventoux’s securities is set forth in filings with the SEC, including Ventoux’s annual report on Form 10-K filed with the SEC on March 30, 2021 and amended on June 22, 2021. To the extent that holdings of Ventoux’s securities have changed since the amounts included in Ventoux’s most recent annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Presto’s industry and market sizes, future opportunities for Ventoux, Presto and the combined company, Ventoux’s and Presto’s estimated future results and the proposed business combination, including the implied pro forma equity value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed business combination. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed or that will be disclosed in Ventoux’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Ventoux, Presto, the Company or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Ventoux or Presto; (4) the inability of Presto to satisfy other conditions to closing; (5) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations of Presto as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Presto and the Company (including the effects of the ongoing global supply chain shortage); (10) Presto’s limited operating history and history of net losses; (11) Presto’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Presto’s customers; (12) costs related to proposed business combination; (13) changes in applicable laws or regulations; (14) the possibility that Presto or the Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Presto’s estimates of expenses and profitability; (16) the evolution of the markets in which Presto competes; (17) the ability of Presto to implement its strategic initiatives and continue to innovate its existing products; (18) the ability of Presto to adhere to legal requirements with respect to the protection of personal data and privacy laws; (19) cybersecurity risks, data loss and other breaches of Presto’s network security and the disclosure of personal information; and (20) the risk of regulatory lawsuits or proceedings relating to Presto’s products or services.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Ventoux and Presto or the date of such information in the case of information from persons other than Ventoux and Presto, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Presto’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

For Presto

Media:

Rajul Misra & Brian Ruby

media@presto.com

(650) 817-9012

Investors:

Ryan Gardella & Michael Bowen

investor@presto.com

For Ventoux CCM Acquisition Corp.

Brock Strasbourger

brock@ventouxccm.com

(970) 948-9787